AGREEMENT AND PLAN OF MERGER


THIS AGREEMENT AND PLAN OF MERGER is made as of the 6th day of June 2003

AMONG:

     ACHIEVEMENT TEC HOLDINGS, INC., a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 2100 Highway 360, Suite 400-B, Grand Prairie, Texas 75050

     ("Achievement")

AND:

     CLICKABLEOIL ACQUISITION CORP., a body corporate formed pursuant to the laws of the State of Delaware and a wholly owned subsidiary of Achievement

     (the "Acquirer")

AND:

     CLICKABLEOIL.COM, INC., a body corporate formed pursuant to the laws of the State of Delaware and having an office for business located at 711 South Columbus Avenue, Mt. Vernon, NY 10550

     ("Clickable")

AND:

     The Clickable Shareholders on the attached signature page

     (the "Clickable Shareholders")


WHEREAS:

A. Clickable is a Delaware corporation engaged in the business of selling heating oil and related services to residential and commercial customers in the NY metropolitan area;

B. The Clickable Shareholders owns 100 shares of common stock of Clickable, such shares represent 100% of the presently issued and outstanding shares of Clickable ("Clickable Shares");

C. Achievement is a reporting company whose common stock is quoted on the pink sheets and is in the business of developing online testing software;
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D. The respective Boards of Directors of Achievement, Clickable and the Acquirer
deem it advisable and in the best interests of Achievement, Clickable and the Acquirer that the Acquirer merge with and into Clickable (the "Merger") pursuant to this Agreement and the Certificate of Merger, and the applicable provisions of the laws of the State of Delaware; and

E. It is intended that the Merger shall qualify for United States federal income tax purposes as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1      In this Agreement the following terms will have the following meanings:

     (a) "Acquisition Shares" means the 43,000,00 Achievement Common Shares to be issued to the Clickable Shareholders. 38,000,000 to be issued at Closing and 5,000,000 to be issued with 5 days of closing pursuant to the terms of the Merger;

     (b) "Agreement" means this agreement and plan of merger among Achievement, the Acquirer, Clickable, and the Clickable Shareholders;

     (c) "Achievement Accounts Payable and Liabilities" means all accounts payable and liabilities of Achievement, on a consolidated basis, due and owing or otherwise constituting a binding obligation of Achievement and its subsidiaries (other than a Achievement Material Contract) as of May 15, 2003 as set forth is Schedule "B" hereto;

     (d) "Achievement Accounts Receivable" means all accounts receivable and other debts owing to Achievement , on a consolidated basis, as of May 15, 2003;

     (e) "Achievement Assets" means the undertaking and all the property and assets of the Achievement Business of every kind and description wheresoever situated including, without limitation, Achievement Equipment, Achievement Inventory, Achievement Material Contracts, Achievement Accounts Receivable, Achievement Cash, Achievement Intangible Assets and Achievement Goodwill, and all credit cards, charge cards and banking cards issued to Achievement ;

     (f) "Achievement Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Achievement and its subsidiaries or relating to the Achievement Business as set forth in Schedule "D" hereto;

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     (g)  "Achievement  Business" means all aspects of any business conducted by
          Achievement and its subsidiaries;

     (h) "Achievement Cash" means all cash on hand or on deposit to the credit of Achievement and its subsidiaries on the Closing Date;

     (i) "Achievement Common Shares" means the shares of common stock in the capital of Achievement ;

     (j) "Achievement Debt to Related Parties" means the debts owed by Achievement and its subsidiaries to any affiliate, director or officer of Achievement as described in Schedule "E" hereto;

     (k) "Achievement Equipment" means all machinery, equipment, furniture, and furnishings used in the Achievement Business;

     (l) "Achievement Financial Statements" means, collectively, the audited consolidated financial statements of Achievement for the fiscal year ended December 31, 2001, and the unaudited financial statement for the period ending June 30, 2002;

     (m) "Achievement Goodwill" means the goodwill of the Achievement Business including the right to all corporate, operating and trade names associated with the Achievement Business, or any variations of such names as part of or in connection with the Achievement Business, all books and records and other information relating to the Achievement Business, all necessary licenses and authorizations and any other rights used in connection with the Achievement Business;

     (n) "Achievement Insurance Policies" means the public liability insurance and insurance against loss or damage to the Achievement Assets and the Achievement Business as described in Schedule "G" hereto;

     (o) "Achievement Intangible Assets" means all of the intangible assets of Achievement and its subsidiaries, including, without limitation, Achievement Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Achievement and its subsidiaries;

     (p) "Achievement Inventory" means all inventory and supplies of the Achievement Business as of May 15, 2003;

     (q) "Achievement Material Contracts" means the burden and benefit of and the right, title and interest of Achievement and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Achievement or its subsidiaries are entitled whereunder Achievement or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto;

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     (r)  "Closing"  means  the   completion,   on  the  Closing  Date,  of  the
          transactions contemplated hereby in accordance with Article 9 hereof;

     (s) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

     (t) "Effective Time" means the date of the filing of an appropriate Certificate of Merger in the form required by the State of Delaware, which certificate shall provide that the Merger shall become effective upon such filing;

     (u) "Merger" means the merger, at the Effective Time, of Clickable and the Acquirer pursuant to this Agreement and Plan of Merger;

     (v)  "Merger Consideration" means the Acquisition Shares;

     (w) "Place of Closing" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as Achievement and Clickable may mutually agree upon;

     (x) "State Corporation Law" means the General Corporation Law of the State of Delaware;

     (y) "Surviving Company" means Clickable following the merger with the Acquirer;

     (z) "Clickable Accounts Payable and Liabilities" means all accounts payable and liabilities of Clickable, due and owing or otherwise constituting a binding obligation of Clickable (other than a Clickable Material Contract);

     (aa) "Clickable Accounts Receivable" means all accounts receivable and other debts owing to Clickable;

     (bb) "Clickable Assets" means the undertaking and all the property and assets of the Clickable Business of every kind and description wheresoever situated including, without limitation, Clickable Equipment, Clickable Inventory, Clickable Material Contracts, Clickable Accounts Receivable, Clickable Cash, Clickable Intangible Assets and Clickable Goodwill, and all credit cards, charge cards and banking cards issued to Clickable;

     (cc) "Clickable Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Clickable or relating to the Clickable Business;

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     (dd) "Clickable  Business"  means all aspects of the business  conducted by
          Clickable;

     (ee) "Clickable Cash" means all cash on hand or on deposit to the credit of Clickable on the Closing Date;

     (ff) "Clickable Debt to Related Parties" means the debts owed by Clickable and its subsidiaries to the Clickable Shareholders or to any family member thereof, or to any affiliate, director or officer of Clickable or the Clickable Shareholders;

     (gg) "Clickable Equipment" means all machinery, equipment, furniture, and furnishings used in the Clickable Business;

     (hh) "Clickable Financial Statements" means collectively, the consolidated financial statements of Clickable;

     (ii) "Clickable Goodwill" means the goodwill of the Clickable Business together with the exclusive right of Achievement to represent itself as carrying on the Clickable Business in succession of Clickable subject to the terms hereof, and the right to use any words indicating that the Clickable Business is so carried on including the right to use the name "Clickable" or "Clickable International" or any variation thereof as part of the name of or in connection with the Clickable Business or any part thereof carried on or to be carried on by Clickable, the right to all corporate, operating and trade names associated with the Clickable Business, or any variations of such names as part of or in connection with the Clickable Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Clickable Business, all necessary licenses and authorizations and any other rights used in connection with the Clickable Business;

     (jj) "Clickable Insurance Policies" means the public liability insurance and insurance against loss or damage to Clickable Assets and the Clickable Business as described in Schedule "P" hereto;

     (kk) "Clickable Intangible Assets" means all of the intangible assets of Clickable, including, without limitation, Clickable Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Clickable and its subsidiaries;

     (ll) "Clickable   Inventory"  means  all  inventory  and  supplies  of  the
          Clickable Business;

     (mm) "Clickable Material Contracts" means the burden and benefit of and the right, title and interest of Clickable in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Clickable is entitled in connection with the Clickable Business whereunder Clickable is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan

                                       5
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          agreements,  security  agreements,  indemnities  and  guarantees,  any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice; and

     (nn) "Clickable Shares" means all of the issued and outstanding shares of Clickable's equity stock.

   Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:

Information concerning Achievement

         Schedule "A"        Achievement  Pending Litigation
         Schedule "B"        Achievement  Accounts Payable and Liabilities
         Schedule "D"        Achievement  Bank Accounts
         Schedule "E"        Achievement  Debts to Related Parties
         Schedule "G"        Achievement  Insurance Policies
         Schedule "I"        Achievement  Material Contracts

Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

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
                                    ARTICLE 2
                                   THE MERGER

The Merger

2.1 At Closing, the Acquirer shall be merged with and into Clickable pursuant to this Agreement and Plan of Merger and the separate corporate existence of the Acquirer shall cease and Clickable, as it exists from and after the Closing, shall be the Surviving Company.

Effect of the Merger

2.2 The Merger shall have the effect provided therefor by the State Corporation Law. Without limiting the generality of the foregoing, and subject thereto, at Closing (i) all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including without limitation subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to Clickable or the Acquirer, as a group, subject to the terms hereof, shall be taken and deemed to be transferred to, and vested in, the Surviving Company without further act or deed; and all property, rights and privileges, immunities, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Company, as they were of Clickable and the Acquirer, as a group, and (ii) all debts, liabilities, duties and obligations of Clickable and the Acquirer, as a group, subject to the terms hereof, shall become the debts, liabilities and duties of the Surviving Company and the Surviving Company shall thenceforth be responsible and liable for all debts, liabilities, duties and obligations of Clickable and the Acquirer, as a group, and neither the rights of creditors nor any liens upon the property of Clickable or the Acquirer, as a group, shall be impaired by the Merger, and may be enforced against the Surviving Company.

Certificate of Incorporation; Bylaws; Directors and Officers

2.3 The Certificate of Incorporation of the Surviving Company from and after the Closing shall be the Certificate of Incorporation of Clickable until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of the State Corporation Law. The Bylaws of the Surviving Company from and after the Closing shall be the Bylaws of Clickable as in effect immediately prior to the Closing, continuing until thereafter amended in accordance with their terms, the Certificate of Incorporation of the Surviving Company and as provided by the State Corporation Law. The Directors and Officers of Clickable at the Effective Time shall continue to be the Directors and Officers of Clickable.

Conversion of Securities

2.4 At the Effective Time, by virtue of the Merger and without any action on the part of the Acquirer, Clickable or the Clickable Shareholders, the shares of capital stock of each of Clickable and the Acquirer shall be converted as follows:

     (a) Capital Stock of the Acquirer. Each issued and outstanding share of the Acquirer's capital stock shall continue to be issued and outstanding and shall be converted into one share of validly issued, fully paid, and non-assessable common stock of

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          the  Surviving  Company.   Each  stock  certificate  of  the  Acquirer
          evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Company.

     (b) Conversion of Clickable Shares. Each Clickable Share that is issued and outstanding at the Effective Time shall automatically be cancelled and extinguished and converted, without any action on the part of the holder thereof, into the right to receive at the time and in the amounts described in this Agreement an amount of Acquisition Shares equal to the number of Acquisition Shares divided by the number of Clickable Shares outstanding immediately prior to Closing. The Acquisition Shares will represent approximately 91.7% of approximately 46,891,966 shares outstanding. All such Clickable Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Acquisition Shares paid in consideration therefor upon the surrender of such certificate in accordance with this Agreement.

Adherence with Applicable Securities Laws

 2.5 The Clickable Shareholders agrees that he is acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

     (a)  the sale is to Achievement;

     (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933,as amended, provided by Rule 144 thereunder; or

     (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to Achievement an opinion of counsel to that effect or such other written opinion as may be reasonably required by Achievement .

   The Clickable Shareholders acknowledges that the certificates representing the Acquisition Shares shall bear the following legend:

NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                 OF ACHIEVEMENT


Representations and Warranties

3.1 Achievement represents and warrants in all material respects to Clickable, with the intent that Clickable will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Achievement  - Corporate Status and Capacity

     (a) Incorporation. Achievement is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (b) Carrying on Business. Achievement does not currently conduct business, except for the actual operations of the corporation which are carried on in Grand Prairie, Texas, and does carry on any other material business activity in any other jurisdictions. Achievement is duly authorized to carry on such business in Texas. The nature of the Achievement Business does not require Achievement to register or otherwise be qualified to carry on business in any other jurisdictions;

     (c) Corporate Capacity. Achievement has the corporate power, capacity and authority to own the Achievement Assets and to enter into and complete this Agreement;

     (d) Reporting Status; Listing. Achievement is required to file current reports with the Securities and Exchange Commission pursuant to section 12(g) of the Securities Exchange Act of 1934, the Achievement Common Shares are quoted on the Pink Sheets and all reports required to be filed by Achievement with the Securities and Exchange Commission or NASD have been timely filed with the exception for the following:

              i.      Form 10QSB for the period ending September 30, 2002;
             ii.      Form 10KSB for the period ending December 31, 2002;
            iii.      Form 10QSB for the period ending March 31, 2003; and
             iv.      Form 8-K regarding a change in accountants

Acquirer - Corporate Status and Capacity

     (e) Incorporation. The Acquirer is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (f) Carrying on Business. Other than corporate formation and organization, the Acquirer has not carried on business activities to date.

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     (g)  Corporate Capacity. The Acquirer has the corporate power, capacity and authority to enter into and complete this Agreement;

Achievement  - Capitalization

     (h) Authorized Capital. The authorized capital of Achievement consists of 50,000,000 Achievement Common Shares, $0.001 par value and 10,000,000 shares of preferred stock. $0.001 par value, of which 10,320,039
          Achievement Common Shares, and 0 shares of Preferred Stock are presently issued and outstanding;

     (i) No Option. Except as disclosed on the attached schedules, no person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of Achievement Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of Achievement;

     (j) Capacity. Achievement has the full right, power and authority to enter into this Agreement on the terms and conditions contained herein;

Acquirer Capitalization

     (k) Authorized Capital. The authorized capital of the Acquirer consists of 200 shares of common stock, $0.001 par value, of which one share of common stock is presently issued and outstanding;

     (l) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of any common or preferred shares in Acquirer or for the purchase, subscription or issuance of any of the unissued shares in the capital of Acquirer;

     (m) Capacity. The Acquirer has the full right, power and authority to enter into this Agreement on the terms and conditions contained herein;

Achievement  - Records and Financial Statements

     (n) Charter Documents. The charter documents of Achievement and the Acquirer have not been altered since the incorporation of each, respectively, except as filed in the record books of Achievement or the Acquirer, as the case may be;

     (o) Corporate Minute Books. The corporate minute books of Achievement and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Achievement and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of Achievement and its subsidiaries. Achievement and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

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
     (p) Achievement Financial Statements. The Achievement Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Achievement , on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the Achievement Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

     (q) Internal Accounting Controls. Achievement and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no disagreements of any kind presently existing, or reasonably anticipated by Achievement to arise, between the accountants and lawyers formerly or presently employed by Achievement, which could reasonably be expected to delay the transactions contemplated hereby, including the filing of Form 8-K following the Effective Date, and Achievement will be current with respect to any fees owed to its accountants and lawyers upon Closing. Achievement has established disclosure controls and procedures (as defined in Exchange Act Rules
          13a-14 and 15d-14) for Achievement and designed such disclosure controls and procedures to ensure that material information relating to Achievement, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which Achievement's Form 10-K (or 10-KSB) or 10-Q (or 10-QSB), as the case may be, is being prepared. The Achievement's certifying officers have evaluated the effectiveness of Achievement's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-QSB for the quarter ended June 30, 2002 (such date, the "Evaluation Date"). Achievement presented in the Form 10-QSB for the quarter ended June 30, 2002 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in Achievement's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to Achievement's knowledge, in other factors that could significantly affect the Achievement's internal controls.

     (r) Achievement Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Achievement or its subsidiaries which are not disclosed in Schedule "B" hereto or reflected in the Achievement Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Achievement Financial Statements, and neither Achievement nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Achievement and its subsidiaries as of May 15, 2003 are described in Schedule "B" hereto;

     (s) Achievement Accounts Receivable. All the Achievement Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Achievement , any claim by the obligor for set-off or counterclaim;

     (t) Achievement Bank Accounts. All of the Achievement Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "D" hereto;

     (u) No Debt to Related Parties. Except as disclosed in Schedule "E" hereto, neither Achievement nor its subsidiaries are, and on Closing will not be, materially indebted to any affiliate, director or officer of Achievement except accounts payable on account of bona fide business transactions of Achievement incurred in normal course of the Achievement Business, including employment agreements, none of which are more than 30 days in arrears;

     (v) No Related Party Debt to Achievement . No director or officer or affiliate of Achievement is now indebted to or under any financial obligation to Achievement or its subsidiaries on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (w) No Dividends. No dividends or other distributions on any shares in the capital of Achievement have been made, declared or authorized since the date of Achievement Financial Statements;

     (x) No Payments. No payments of any kind have been made or authorized since the date of the Achievement Financial Statements to or on behalf of officers, directors, shareholders or employees of Achievement or its subsidiaries or under any management agreements with Achievement or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (y) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Achievement or its subsidiaries;

     (z)  No  Adverse  Events.  Since  the  date  of the  Achievement  Financial
          Statements

          (i) there has not been any material adverse change in the financial position or condition of Achievement , its subsidiaries, its liabilities or the Achievement Assets or any damage, loss or other change in circumstances materially affecting Achievement , the Achievement Business or the Achievement Assets or Achievement ' right to carry on the Achievement Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Achievement, its subsidiaries, the Achievement Business or the Achievement Assets,

          (iii)there has not been any material increase in the compensation payable or to become payable by Achievement to any of Achievement ' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Achievement Business has been and continues to be carried on in the ordinary course,

          (v) Achievement has not waived or surrendered any right of material value,

          (vi) Neither Achievement nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii)no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

Achievement  - Income Tax Matters

     (aa) Tax Returns. Except for the 2002 IRS form 1120, and Texas Franchise Tax, all tax returns and reports of Achievement and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Achievement and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (bb) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Achievement or its subsidiaries. Achievement is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Achievement  - Applicable Laws and Legal Matters

     (cc) Licenses. Achievement and its subsidiaries hold all licenses and permits as may be requisite for carrying on the Achievement Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Achievement Business;

     (dd) Applicable Laws. Neither Achievement nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the Achievement Business, and to Achievement ' knowledge, neither Achievement nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the Achievement Business;

     (ee) Pending or Threatened Litigation. Except as set forth on Schedule A, there is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Achievement, its subsidiaries, the Achievement Business, or any of the Achievement Assets nor does Achievement have any knowledge of any deliberate act or omission of Achievement or its subsidiaries that would form any material basis for any such action or proceeding;

     (ff) No Bankruptcy. Neither Achievement nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Achievement or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Achievement or its subsidiaries;

     (gg) Labor Matters. Neither Achievement nor its subsidiaries are party to any collective agreement relating to the Achievement Business with any labor union or other association of employees and no part of the Achievement Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Achievement, has made any attempt in that regard;

     (hh) Finder's Fees. Neither Achievement nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (ii) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Achievement and the Acquirer;

     (jj) No Violation or Breach. The execution and performance of this Agreement will not:

          (i) violate the charter documents of Achievement or the Acquirer or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Achievement or its subsidiaries are party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, the Achievement Material Contracts, or any right or rights enjoyed by Achievement or its subsidiaries,

          (iii) result in any alteration of Achievement ' or its subsidiaries' obligations under any agreement to which Achievement or its subsidiaries are party including, without limitation, the Achievement Material Contracts,

          (iv)      result  in  the   creation  or   imposition   of  any  lien,
                    encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Achievement Assets,

          (v) result in the imposition of any tax liability to Achievement or its subsidiaries relating to the Achievement Assets, or

          (vi)      violate   any  court   order  or  decree  to  which   either
                    Achievement or its subsidiaries are subject;

The Achievement  Assets - Ownership and Condition

     (kk) Business Assets. The Achievement Assets comprise all of the property and assets of the Achievement Business, and no other person, firm or corporation owns any assets used by Achievement or its subsidiaries in operating the Achievement Business, whether under a lease, rental agreement or other arrangement;

     (ll) Title. Achievement or its subsidiaries are the legal and beneficial owner of the Achievement Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (mm) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Achievement Assets;

     (nn) Achievement Insurance Policies. Achievement and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the Achievement Assets and the Achievement Business as described in Schedule "G" hereto;

     (oo) Achievement Material Contracts. The Achievement Material Contracts listed in Schedule "I" constitute all of the material contracts of Achievement and its subsidiaries;

     (pp) No Default. There has not been any default in any material obligation of

          Achievement or any other party to be performed under any of the Achievement Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I" hereto), and Achievement is not aware of any default in the obligations of any other party to any of the Achievement Material Contracts;

     (qq) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Achievement or its subsidiaries. Neither Achievement nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Achievement  Assets - Achievement  Equipment

     (rr) Achievement Equipment. The Achievement Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Achievement  Assets - Achievement  Goodwill and Other Assets

     (ss) Achievement Goodwill. Achievement and its subsidiaries does not carry on the Achievement Business under any other business or trade names. Achievement does not have any knowledge of any infringement by Achievement or its subsidiaries of any patent, trademarks, copyright or trade secret;

The Achievement  Business

     (tt) Maintenance of Business. Since the date of the Achievement Financial Statements, Achievement and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

     (uu) Subsidiaries. Except for the Acquirer, Achievement does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

Achievement  - Acquisition Shares

     (vv) Acquisition Shares. The Acquisition Shares when delivered to the holders of Clickable Shares pursuant to the Merger shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of Achievement , in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Merger and Survival

3.2 The representations and warranties of Achievement contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Clickable or the Clickable Shareholders, the representations and warranties of Achievement shall survive the Closing.

Indemnity

3.3 Achievement agrees to indemnify and save harmless Clickable and the Clickable Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Achievement to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Achievement to Clickable or the Clickable Shareholders hereunder.

 3.4 Achievement Tec, Inc. agrees, to indemnify and hold harmless Achievement from any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim, including reasonable attorneys fees in connection with, or arising from litigation with Joe and Karen Loyd including a claim amounting to $206,000; and an action permitting the Loyds to be released from restrictive covenants.


                                    ARTICLE 4
                            COVENANTS OF ACHIEVEMENT

Covenants

4.1 Achievement covenants and agrees with Clickable that it will:

     (a) Conduct of Business. Until the Closing, conduct its business diligently and in the ordinary course consistent with the manner in which it generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use its best efforts to preserve the Achievement Business and the Achievement Assets and, without limitation, preserve for Clickable Achievement ' and its subsidiaries' relationships with any third party having business relations with them;

     (c) Access. Until the Closing, give Clickable, the Clickable Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of Achievement , and furnish to Clickable, the Clickable Shareholders and their representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the Achievement Assets notwithstanding the change in control of Clickable arising from the Merger; and


Authorization

4.2 Achievement hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Achievement and its subsidiaries to release any and all information in their possession respecting Achievement and its subsidiaries to Clickable. Achievement shall promptly execute and deliver to Clickable any and all consents to the release of information and specific authorizations which Clickable reasonably requires to gain access to any and all such information.

Survival

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of Clickable and the Clickable Shareholders.


                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                    CLICKABLE AND THE CLICKABLE SHAREHOLDERS

Representations and Warranties

5.1 Clickable and the Clickable Shareholders jointly and severally represent and warrant in all material respects to Achievement, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Clickable - Corporate Status and Capacity

     (a) Incorporation. Clickable is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (b) Carrying on Business. Clickable carries on business primarily in New York and does not carry on any material business activity in any other jurisdiction. Clickable has an office in New York and in no other locations. The nature of the Clickable Business does not require Clickable to register or otherwise be qualified to carry on business in any other jurisdiction;

     (c) Corporate Capacity. Clickable has the corporate power, capacity and authority to own Clickable Assets, to carry on the Business of Clickable and to enter into and complete this Agreement;

Clickable - Capitalization

     (d) Authorized Capital. The authorized capital of Clickable consists of 100 shares of common stock, $.001 par value per share;

     (e) Ownership of Clickable Shares. The issued and outstanding share capital of Clickable will on Closing consist of 100 common shares (being the Clickable Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Clickable Shareholders will be at Closing the registered and beneficial owner of 100 Clickable Shares. The Clickable Shares owned by the Clickable Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

     (f) No Option. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement or option for the acquisition of Clickable Shares held by the Clickable Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of Clickable;

     (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Clickable Shares contained in the charter documents of Clickable or under any agreement;

Clickable - Records and Financial Statements

     (h) Charter Documents. The charter documents of Clickable have not been altered since its incorporation date, except as filed in the record books of Clickable;

     (i) Corporate Minute Books. The corporate minute books of Clickable are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Clickable which required director or shareholder approval are reflected on the corporate minute books of Clickable. Clickable is not in violation or breach of, or in default with respect to, any term of its Certificates of Incorporation (or other charter documents) or by-laws.

     (j) Clickable Financial Statements. The Clickable Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Clickable, on consolidated basis, as of the respective dates thereof, and the sales and earnings of the Clickable Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

     (k) Clickable Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Clickable which are not disclosed in Schedule "K" hereto or reflected in the Clickable Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Clickable Financial Statements, and Clickable has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Clickable as of May 15, 2003;

     (l) Clickable Accounts Receivable. All Clickable Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Clickable, any claim by the obligor for set-off or counterclaim;

     (m)  INTENTIONALLY OMITTED;

     (n) No Debt to Related Parties. Except as disclosed in Schedule "N" hereto, Clickable is not, and on Closing will not be, materially indebted to the Clickable Shareholders nor to any family member thereof, nor to any affiliate, director or officer of Clickable or the Clickable Shareholders except accounts payable on account of bona fide business transactions of Clickable incurred in normal course of Clickable Business, including employment agreements with the Clickable Shareholders, none of which are more than 30 days in arrears;

     (o) No Related Party Debt to Clickable. Neither the Clickable Shareholders nor any director, officer or affiliate of Clickable are now indebted to or under any financial obligation to Clickable on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (p) No Dividends. No dividends or other distributions on any shares in the capital of Clickable have been made, declared or authorized since the date of the Clickable Financial Statements;

     (q) No Payments. No payments of any kind have been made or authorized since the date of the Clickable Financial Statements to or on behalf of the Clickable Shareholders or to or on behalf of officers, directors, shareholders or employees of Clickable or under any management agreements with Clickable, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Clickable;

     (s)  No  Adverse  Events.   Since  the  date  of  the  Clickable  Financial
          Statements:

          (i) there has not been any material adverse change in the consolidated financial position or condition of Clickable, its liabilities or the Clickable Assets or any damage, loss or other change in circumstances materially affecting Clickable, the Clickable Business or the Clickable Assets or Clickable's right to carry on the Clickable Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Clickable, the Clickable Business or the Clickable Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by Clickable to the Clickable Shareholders or to any of Clickable's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Clickable Business has been and continues to be carried on in the ordinary course,

          (v) Clickable has not waived or surrendered any right of material value,

          (vi) Clickable has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

Clickable - Income Tax Matters

     (t) Tax Returns. All tax returns and reports of Clickable required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Clickable or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Clickable. Clickable is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Clickable - Applicable Laws and Legal Matters

     (v) Licenses. Clickable holds all licenses and permits as may be requisite for carrying on the Clickable Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Clickable Business;

     (w) Applicable Laws. Clickable has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which applies to it the violation of which would have a material adverse effect on the Clickable Business, and, to Clickable's knowledge,

          Clickable is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Clickable Business;

     (x) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Clickable, the Clickable Business, or any of the Clickable Assets, nor does Clickable have any knowledge of any deliberate act or omission of Clickable that would form any material basis for any such action or proceeding;

     (y) No Bankruptcy. Clickable has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Clickable and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Clickable;

     (z) Labor Matters. Clickable is not a party to any collective agreement relating to the Clickable Business with any labor union or other association of employees and no part of the Clickable Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Clickable, has made any attempt in that regard and Clickable has no reason to believe that any current employees will leave Clickable's employ as a result of this Merger.

     (aa) Finder's Fees. Except for an agreement with Danson Partners, LLC, Clickable is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Clickable;

     (cc) No Violation or Breach. The execution and performance of this Agreement will not

          (i) violate the charter documents of Clickable or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Clickable is a party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, Clickable Material Contracts, or any right or rights enjoyed by Clickable,

          (iii) result in any alteration of Clickable's obligations under any agreement to which Clickable is a party including, without limitation, the Clickable Material Contracts,

          (iv)      result  in  the   creation  or   imposition   of  any  lien,
                    encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Clickable Assets,

          (v) result in the imposition of any tax liability to Clickable relating to Clickable Assets or the Clickable Shares, or

          (vi) violate any court order or decree to which either Clickable is subject;

Clickable Assets - Ownership and Condition

     (dd) Business Assets. The Clickable Assets comprise all of the property and assets of the Clickable Business, and neither the Clickable Shareholders nor any other person, firm or corporation owns any assets used by Clickable in operating the Clickable Business;

     (ee) Title. Clickable is the legal and beneficial owner of the Clickable Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Clickable Assets;

     (gg) Clickable Insurance Policies. Clickable maintains the public liability insurance and insurance against loss or damage to the Clickable Assets and the Clickable Business;

     (hh) INTENTIONALLY OMITTED;

     (ii) No Default. There has not been any default in any material obligation of Clickable or any other party to be performed under any of Clickable Material Contracts, each of which is in good standing and in full force and effect and unamended, and Clickable is not aware of any default in the obligations of any other party to any of the Clickable Material Contracts;

     (jj) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Clickable. Clickable is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Clickable Assets - Clickable Equipment

     (kk) Clickable Equipment. The Clickable Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Clickable Assets - Clickable Goodwill and Other Assets

     (ll) Clickable Goodwill. Clickable carries on the Clickable Business only under the name "Clickable Incorporated" and variations thereof and under no other business or trade names. Clickable does not have any knowledge of any infringement by Clickable of any patent, trademark, copyright or trade secret;

The Business of Clickable

     (mm) Maintenance of Business. Since the date of the Clickable Financial Statements, the Clickable Business has been carried on in the ordinary course and Clickable has not entered into any material agreement or commitment except in the ordinary course; and

     (nn) Subsidiaries. Clickable does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Clickable does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2 The representations and warranties of Clickable and the Clickable Shareholders contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Achievement , the representations and warranties of Clickable and the Clickable Shareholders shall survive the Closing.

Indemnity

5.3 Clickable and the Clickable Shareholders jointly and severally agree to indemnify and save harmless Achievement from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Clickable and the Clickable Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Clickable or the Clickable Shareholders to Achievement hereunder.

                                    ARTICLE 6
                           COVENANTS OF CLICKABLE AND
                           THE CLICKABLE SHAREHOLDERS

Covenants

6.1 Clickable and the Clickable Shareholders covenant and agree with Achievement that they will:

     (a) Conduct of Business. Until the Closing, conduct the Clickable Business diligently and in the ordinary course consistent with the manner in which the Clickable Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Clickable Business and the Clickable Assets and, without limitation, preserve for Achievement Clickable's relationships with their suppliers, customers and others having business relations with them;

     (c) Access. Until the Closing, give Achievement and its representatives full access to all of the properties, books, contracts, commitments and records of Clickable relating to Clickable, the Clickable Business and the Clickable Assets, and furnish to Achievement and its representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the Clickable Assets, including the Clickable Material Contracts, notwithstanding the change in control of Clickable arising from the Merger;

     (e) Reporting and Internal Controls. From and after the Effective Time, the Clickable Shareholders shall forthwith take all required actions to implement internal controls on the business of the Surviving Company to ensure that the Surviving Company and Achievement comply with Section 13(b)(2) of the Securities and Exchange Act of 1934;

Authorization

6.2 Clickable hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Clickable to release any and all information in their possession respecting Clickable to Achievement . Clickable shall promptly execute and deliver to Achievement any and all consents to the release of information and specific authorizations which Achievement reasonably require to gain access to any and all such information.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of Achievement .


                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of Achievement

7.1 Achievement's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to Achievement hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with are performed by Clickable or the Clickable Shareholders at or prior to the Closing will have been complied with or performed;

     (c) Achievement shall have completed its review and inspection of the books and records of Clickable and shall be satisfied with same in all material respects;

     (d) title to the Clickable Shares held by the Clickable Shareholders and to the Clickable Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein;

     (e) the Certificate of Merger shall be executed by Clickable in form acceptable for filing with the Delaware Secretary of State;

     (f)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of Clickable, its liabilities or the Clickable Assets or any damage, loss or other change in circumstances materially and adversely affecting the Clickable Business or the Clickable Assets or Clickable's right to carry on the Clickable Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Clickable or the Clickable Business (whether or not covered by insurance) materially and adversely affecting Clickable, the Clickable Business or the Clickable Assets; and

     (g) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; an

Waiver by Achievement

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Achievement and any such condition may be waived in whole or in part by Achievement at or prior to Closing by delivering to Clickable a written waiver to that effect signed by Achievement. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Achievement shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Clickable and the Clickable Shareholders

7.3 The obligation of Clickable and the Clickable Shareholders to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to Clickable hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Achievement at or prior to the Closing will have been complied with or performed;

     (c) Clickable shall have completed its review and inspection of the books and records of Achievement and its subsidiaries and shall be satisfied with same in all material respects;

     (d) Achievement will have delivered the Acquisition Shares to be issued pursuant to the terms of the Merger to Clickable at the Closing and the Acquisition Shares will be registered on the books of Achievement in the name of the holder of Clickable Shares at the Effective Time;

     (e) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (f) the Certificate of Merger shall be executed by the Acquirer in form acceptable for filing with the Delaware Secretary of State;

     (g)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of Achievement , its subsidiaries, their liabilities or the Achievement Assets or any damage, loss or other change in circumstances materially and adversely affecting Achievement , the Achievement Business or the Achievement Assets or Achievement ' right to carry on the Achievement Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Achievement or the Achievement Business (whether or not covered by insurance) materially and adversely affecting Achievement , its subsidiaries, the Achievement Business or the Achievement Assets;

     (h) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

     (i) the satisfaction of all liabilities of Achievement on or prior to the Closing Date.

     (j) The execution of a six month employment agreement with Eric or Milt Cotter in order to file and execute all outstanding 1934 Act reports and certifications with the Securities and Exchange Commission.


Waiver by Clickable and the Clickable Shareholders

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Clickable and the Clickable Shareholders and any such condition may be waived in whole or in part by Clickable or the Clickable Shareholders at or prior to the Closing by delivering to Achievement a written waiver to that effect signed by Clickable and the Clickable Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing Clickable and the Clickable Shareholders shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.


Termination

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before June 10, 2003, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Clickable and Achievement and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that Achievement will be required to issue news releases regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Merger contemplated hereby together with such other documents as are required to maintain the currency of Achievement ' filings with the Securities and Exchange Commission.

                                    ARTICLE 8
                                      RISK

Material Change in the Business of Clickable

8.1 If any material loss or damage to the Clickable Business occurs prior to Closing and such loss or damage, in Achievement ' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Achievement shall, within two (2) days following any such loss or damage, by notice in writing to Clickable, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Achievement ' obligations to carry out the transactions contemplated hereby, be vested in Clickable or otherwise adequately secured to the satisfaction of Achievement on or before the Closing Date.


Material Change in the Achievement  Business

8.2 If any material loss or damage to the Achievement Business occurs prior to Closing and such loss or damage, in Clickable's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Clickable shall, within two (2) days following any such loss or damage, by notice in writing to Achievement , at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Clickable's obligations to carry out the transactions contemplated hereby, be vested in Achievement or otherwise adequately secured to the satisfaction of Clickable on or before the Closing Date.

                                    ARTICLE 9
                                     CLOSING

Closing

9.1 The Merger and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by Clickable

9.2 On or before the Closing, Clickable and the Clickable Shareholders will deliver or cause to be delivered to Achievement :

     (a) the original or certified copies of the charter documents of Clickable and all corporate records documents and instruments of Clickable, the corporate seal of Clickable and all books and accounts of Clickable;

     (b) all reasonable consents or approvals required to be obtained by Clickable for the purposes of completing the Merger and preserving and maintaining the interests of Clickable under any and all Clickable Material Contracts and in relation to Clickable Assets;

     (c) resolutions of the shareholder and director of Clickable as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (d) an acknowledgement from Clickable and the Clickable Shareholders of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

     (e)  the Certificate of Merger, duly executed by Clickable; and

     (f) such other documents as Achievement may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by Achievement

9.3 On or before the Closing, Achievement shall deliver or cause to be delivered to Clickable and the Clickable Shareholders:

     (a) share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of Clickable Common Stock;

     (b) resolutions of the directors of Achievement as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (c) resolution of the directors of Achievement dated as of the Closing Date appointing the nominees of Clickable as officers of Clickable;

     (d) an acknowledgement from Achievement of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

     (e)  the Certificate of Merger, duly executed by the Acquirer;

     (f) such other documents as Clickable may reasonably require to give effect to the terms and intention of this Agreement.

     (g) a six month employment agreement with Eric or Milt Cotter in order to file and execute all outstanding 1934 Act reports and certifications with the Securities and Exchange Commission.


                                   ARTICLE 10
                              POST-CLOSING MATTERS

 Forthwith after the Closing, Achievement, Achievement Shareholder, Clickable and the Clickable Shareholders agree to use all their best efforts to:

     (a) file the Certificate of Merger with Secretary of State of the State of Delaware;

     (b)  issue a news release reporting the Closing;

     (c) file with the Securities and Exchange Commission a report on Form 14f disclosing the change in control of Achievement and, 10 days after such filing;

     (d) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement and, not more than 60 days following the filing of such Form 8-K, to file and amended Form 8-K which includes audited financial statements of Clickable as well as pro forma financial information of Clickable and Achievement as required by Regulation SB as promulgated by the Securities and Exchange Commission;

     (e) take such steps that are required to (i) file a Form 8K regarding a change in accountants; (ii) prepare and file a Form 10QSB for the period ending September 30, 2002 containing the certifications required under the Sarbanes-Oxley Act of 2002 executed by the Achievement Shareholders; (iii) prepare and file a Form 10KSB for the fiscal year ending December 31, 2002 containing the certifications required under the Sarbanes-Oxley Act of 2002 executed by the Achievement Shareholders; and (iv) prepare and file a Form 10QSB for the period ending March 31, 2003 containing the certifications required under the Sarbanes-Oxley Act of 2002 executed by the Achievement Shareholders.

     (e) file reports on Forms 13D and 3 with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the Clickable Shareholders.

                                   ARTICLE 11
                               GENERAL PROVISIONS

Arbitration

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

Notice

11.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.3 The address for service of notice of each of the parties hereto is as follows:

     (a)  Achievement or the Acquirer:

                  Achievement Tec Holdings, Inc.
                  Attn:  Milton S. Cotter
                  Phone: 972-641-5494

     (b)  Clickable or the Clickable Shareholders

                  Clickableoil.com, Inc.
                  Attn: Nick Cirillo
                  Phone: 914-699-5190

Change of Address

11.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.


Time of the Essence

11.6 Time is expressly declared to be the essence of this Agreement.

Entire Agreement

11.7 The provisions contained herein constitute the entire agreement among Clickable, the Clickable Shareholders, the Acquirer and Achievement respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Clickable, the Clickable Shareholders, the Acquirer and Achievement with respect to the subject matter hereof.

Enurement

11.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.9 This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

11.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an 11.11 original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.11 This Agreement is subject to the laws of the State of New York.



                  [Remainder of page intentionally left blank.]

 IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                   ACHIEVEMENT TEC HOLDINGS, INC.



                                By_____________________________________


                                CLICKABLEOIL ACQUISITION CORP.




                                By_____________________________________



                                CLICKABLE OIL.COM, INC.




                                By_____________________________________


                                CLICKABLE SHAREHOLDERS:



                                _______________________________________
                                Michael J. Connor



                                THE JAMES GROUP


                                BY_______________________________________



                                DGN HOLDING LLC




                                BY_______________________________________

For purposes of Indemnity pursuant to Section 3.4

ACHIEVEMENT TEC, INC.




BY____________________________
Name:
Title:


______________

SCHEDULE A


 Joe Loyd and Karen Loyd vs. Career Direction, Inc. and Achievement Tec, Inc., Cause No. 2002-60052-393 in the District Court of Denton County, Texas, 395th Judicial District, filed in November, 2001, is a suit pending for declaratory judgment that, if entered, would permit Joe Loyd and Karen Loyd, former employees and officers of Career Direction, Inc., to compete in the career fair business that was their former profession. They are presently contractually bound by a covenant not to compete and confidentiality agreement to not enter a competing business with Career Direction, Inc. It is anticipated that they make a claim against Career Direction, Inc. for money damages, but this amount is unknown at the present time. Career Direction, Inc. and Achievement Tec, Inc. intend to file counterclaims against the Loyds that will be filed in the pending suit.

                                   SCHEDULE B


Liabilities

Merdinger, Fruchter, Rosen & Corso                            $ 39,195.00
Frederick Summers                                                8,981.26
Merrill Communications                                           9,695.30
Darrell Barker                                                   1,576.00
Interstate Transfer Company                                        329.00
Corporation Service Company                                        224.00



10% Convertible Debentures

------------------------------------------------------ ------------------------- -----------------------
                                                          Date of Debenture        Original Principal
                                                                                         Amount
Investor
------------------------------------------------------ ------------------------- -----------------------

AJW Partners, LLC                                        June 29, 2001                  $398,829.30
------------------------------------------------------ ------------------------- -----------------------
New Millennium Capital Partners II, LLC                  June 29, 2001                  $794,119.79
------------------------------------------------------ ------------------------- -----------------------
AJW Partners, LLC                                      August 13, 2001                  $125,000
----------------------------------------------------- ------------------------- -----------------------
New Millennium Capital Partners II, LLC                August 13, 2001                  $125,000
------------------------------------------------------ ------------------------- -----------------------
AJW Partners, LLC                                          May 8, 2002                  $ 37,500
------------------------------------------------------ ------------------------- -----------------------
New Millennium Capital Partners II, LLC                    May 8, 2002                  $ 37,500
------------------------------------------------------ ------------------------- -----------------------
AJW Offshore, Ltd.                                         May 8, 2002                  $112,500
------------------------------------------------------ ------------------------- -----------------------
AJW Qualified Partners, LLC                                May 8, 2002                  $112,500
------------------------------------------------------ ------------------------- -----------------------

                                   SCHEDULE D

Bank Accounts

None

                                   SCHEDULE E

Debt to insiders and affiliates

None

                                   SCHEDULE G

Public Liability Insurance

None

                                   SCHEDULE I

Material Contracts

Agreements related to Debenture transactions dated June 29, 2001 and May 8, 2002

Agreement by and between the company and Joe and Karen Loyd dated July 19, 2001